ASSET PURCHASE AGREEMENT

THIS AGREEMENT made the 10th day of April, 2007.

AMONG:

BIOXEN LTD., of Nautilus House, La Cour des Casernes,

JE1 3NH, Channel Islands

(the “Vendor”)

OF THE FIRST PART

AND:

CYPLASIN BIOMEDICAL LTD., of Unit 131, Advanced Technology Center, 9650 20th Avenue, Edmonton, Alberta

(the “Purchaser”)

OF THE SECOND PART

WHEREAS:

A.                         The Vendor owns certain intellectual property (the “Intellectual Property”) as described in Schedule “A” attached hereto; and

B.                          The Vendor has agreed to sell and the Purchaser has agreed to purchase the Intellectual Property as described herein.

In consideration of the premises and the mutual covenants and agreements herein contained the parties hereto covenant and agree each with the other as follows:

1.	PURCHASE AND SALE

Subject to the terms and conditions set forth in this Agreement, at the Closing (hereinafter defined) the Vendor shall sell and the Purchaser shall purchase all rights, title and interest to the Intellectual Property.

2.	PURCHASE PRICE

The purchase price for the Intellectual Property shall be US$100 (the “Purchase Price”).

3.	PAYMENT OF THE PURCHASE PRICE

The Purchaser Price shall be paid to the Vendor at the Closing.

4.	REPRESENTATIONS BY THE VENDOR
4.1	The Vendor represents and warrants to the Purchaser that:
(a)

the Vendor is a corporation duly organized, existing and in good standing under the laws of the Channel Islands and has power, authority and capacity to enter into this Agreement and to carry out the transactions contemplated hereby, all of which will have been duly and validly authorized by all necessary corporate proceedings;

(b)	the Vendor has good and marketable title to the Intellectual Property free and clear of all liens, mortgages, encumbrances, equities or claims of every kind and nature whatsoever;
(c)

the Vendor has no indebtedness to any person, firm or corporation which might by operation of law or otherwise now or hereafter constitute a lien, charge or encumbrance upon any of the Intellectual Property; and

(d)	there are:
(i)	no actions, suits or proceedings before any court pending or threatened by or against or affecting the Vendor, and
(ii)

no proceedings by or before any governmental commission, department, board, authority or other administrative agency or by or before any administrative officer pending or threatened against the Vendor.

5.	REPRESENTATIONS OF THE PURCHASER
5.1	The Purchaser represents and warrants to the Vendor that:
(a)

the Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the power, authority and capacity to enter into this Agreement and to carry out the transactions contemplated hereby all of which have been duly and validly authorized by all necessary corporate proceedings; and

(b)

neither the execution of this Agreement nor its performance by the Purchaser will result in the breach of any term or provision of, or constitute a default under any indenture, mortgage, deed of trust or other agreement to which either of them is a party or will result in the breach of any law or regulation of the federal or state governments or any regulatory body thereof.

6.	PRE-CLOSING RESTRICTIONS
(a)	Between the date of this Agreement and the Closing the Vendor shall not in regards to the Intellectual Property:

(i)	make any contract for any acquisition of any assets or enter into any contract except in the ordinary course of business or make any capital expenditures; or
(ii)	sell or dispose of any property or assets comprising the Intellectual Property except in the ordinary course of business.
(b)	Between the date of this Agreement and the Closing the Vendor shall:
(i)	manage the Intellectual Property only in the ordinary course, keep the Intellectual Property in good standing and endeavour to preserve the organization of the Intellectual Property intact;
(ii)	maintain insurance coverage of the scope and in the amounts presently held.
(c)

That from the date of this Agreement up to the Closing, the Purchaser and its authorized representatives will be afforded full access during normal business hours to all properties, books, contracts, commitments, records regarding the Intellectual Property and will be furnished with such copies (certified if requested) thereof and other information as the Purchaser may reasonably request.

(d)

That no damage to the Intellectual Property shall have occurred since the date hereof and prior to the Closing which, in the opinion of the Purchaser will materially and adversely affect the prospects of the Intellectual Property.

7.	REPRESENTATIONS SHALL SURVIVE THE CLOSING

The representations and warranties contained in Sections 4 and 5 and the agreements contained in Sub-Sections 6(a) and 6(b) or in any certificates or documents delivered in connection with the transactions contemplated hereby shall be true at and as of the Closing as though such representations, warranties and agreements were made at and as of the Closing and shall survive the Closing, the purchase and sale herein contemplated and any reorganization, amalgamation, sale or transfer of any of the parties hereto and shall continue in full force and effect except to the extent expressly waived in writing.

8.	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER

The obligations of the Purchaser to consummate the transactions herein contemplated are subject to the fulfilment of each of the following conditions at the times stipulated:

(a)

the representations, warranties and agreements contained in Sections 4 and 6 shall be true and correct in all material respects at the Closing except as may be in writing disclosed to and approved by the Purchaser;

(b)	that prior to the Closing the Vendor shall not have experienced any event or condition or have taken any action of any character adversely affecting the

Intellectual Property or the Intellectual Property so as to materially reduce the value of the Intellectual Property or the Intellectual Property to the Purchaser;

(c)	the Purchaser obtaining the consent from any parties from whom consent to the transfer of the Intellectual Property is required, if any; and
(d)	no governmental authority shall have enacted any statue, regulation or bylaw or announce any policy that will materially and adversely affect the value of the Intellectual Property.

The foregoing conditions of this Section 8 are inserted for the exclusive benefit of the Purchaser and may be waived in whole or in part by it at any time.

9.	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE VENDOR

The obligations of the Vendor to consummate the transactions herein contemplated are subject to the condition that:

(a)	the representations and warranties of the Purchaser contained in Section 5 shall be true and correct in all material respects at the Closing;
(b)	Vendor obtains the consent from any parties from whom consent to the transfer of the Intellectual Property is required, if any; and
(c)

there shall not be in force any order or decree of accord of competent jurisdiction or any governmental authority restraining, interfering with or preventing the consummation of the transactions contemplated herein.

The foregoing condition is for the exclusive benefit of the Vendor and may be waived in whole or in part by it at any time.

10.	THE CLOSING

The Closing (the “Closing”) shall take place will take place within five days of the parties receiving all required board and shareholder approvals to proceed with the purchase of the Intellectual Property (the “Closing Date”), or such other date as mutually agreed to by the parties, but in any event no later than April 10, 2007, at the offices of Clark Wilson LLP, Vancouver, British Columbia.

11.	TRANSACTIONS OF THE VENDOR AT THE CLOSING
At the Closing the Vendor shall deliver or cause to be delivered to the Purchaser:
(a)

all deeds, bills of sale, transfers and assignments (with full covenants of warranty) as are necessary to effectively vest good and marketable title to the Intellectual Property in the Purchaser or its nominee free and clear of any liens, mortgages, encumbrances, equities or claims of every nature and kind whatsoever,

(b)	consents to the assignment and transfer of the Contracts;

(c)	a certified copy of a resolution of the Directors of the Vendor duly passed authorizing the execution and implementation of this Agreement by the Vendor;
(d)

a certificate of the President of the Vendor dated as of the Closing Date, acceptable in the form and content to the solicitors for the Purchaser, certifying that the condition unless waived, set out in Section 9(a) has been fulfilled or satisfied at the Closing;

(e)

the favourable legal opinion of the solicitors for the Vendor, in form satisfactory to counsel for the Purchaser stating that all necessary steps and corporate proceedings have been taken by the Vendor to permit the sale of the Intellectual Property under this Agreement and that this Agreement and all other agreements required hereunder have been duly and validly authorized, executed and delivered by the Vendor and will constitute valid and legally binding obligations of the Vendor.

12.	TRANSACTIONS OF THE PURCHASER AT THE CLOSING
At the Closing the Purchaser shall deliver or cause to be delivered:
(a)	to the Vendor the Purchase Prise is immediately available funds; and
(b)

to the Vendor a certificate of the President of the Purchaser dated as of the Closing Date, acceptable in form and content to the solicitors for the Vendor, certifying that the condition unless waived, set out in Section 8(a) has been satisfied at the Closing.

13.	TIME OF THE ESSENCE

Time is expressly declared to be of the essence of this Agreement and each of the terms and conditions of this Agreement.

14.	GOVERNING LAW

This Agreement will be governed by and construed in accordance with the laws of England and Wales.

15.	FURTHER ASSURANCES

The parties shall execute and deliver such further documents and instruments and do all such acts and things as may be reasonably necessary or requisite to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated by this Agreement.

16.	NOTICES

Any notice required or permitted to be given to any of the parties to this Agreement may be given by prepaid registered post or personally delivered to the address of such party above stated and any such notice shall be deemed to have been given and received by the party to whom it was addressed on delivery, if delivered personally, and if mailed, on the second day following the mailing thereof.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first set forth above.

BIOXEN LTD.

Per:	/s/ signed

CYPLASIN BIOMEDICAL LTD.

Per:	/s/ signed

SCHEDULE A

INTELLECTUAL PROPERTY

CW1028459.1